                                                                   Exhibit 10.23

                                   RESIGNATION

            I, ROBERT  FERGUSON,  hereby  resign from all  director  and officer positions I hold with Health Benefits  Direct  Corporation and any of its direct or indirect subsidiaries effective immediately.

Dated: November 23, 2005                         /s/ Robert Ferguson
                                                 -------------------------------
                                                 ROBERT FERGUSON